Exhibit 99.1

HARMONIC INC.

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS (GAAP)

(Unaudited)

	All periods exclude former Cable Access (HFC) Business *
	Year ended December 31,			Fiscal Quarters of 2012
	2010	2011	2012	Q1	Q2	Q3	Q4
	(In thousands, except per share amounts)
Net revenue	$367,776	$490,874	$476,871	$116,439	$122,060	$120,391	$117,981
Cost of revenue	190,460	254,058	256,339	65,977	66,979	65,513	57,870

Gross profit	177,316	236,816	220,532	50,462	55,081	54,878	60,111

Operating expenses:
Research and development	74,404	99,314	102,627	26,763	24,856	25,586	25,422
Selling, general and administrative	104,501	127,077	127,117	31,403	31,327	31,132	33,255
Amortization of intangibles	4,912	8,918	8,705	2,179	2,190	2,179	2,157

Total operating expenses	183,817	235,309	238,449	60,345	58,373	58,897	60,834

Income (loss) from operations	(6,501)	1,507	(17,917)	(9,883)	(3,292)	(4,019)	(723)

Interest and other income (expense), net	297	(140)	222	522	(4)	(36)	(260)

Income (loss) from continuing operations before income taxes	(6,204)	1,367	(17,695)	(9,361)	(3,296)	(4,055)	(983)

Provision for (benefit from) income taxes	5,617	(651)	(1,506)	(626)	579	414	(1,873)

Income (loss) from continuing operations, net of tax	(11,821)	2,018	(16,189)	(8,735)	(3,875)	(4,469)	890

Income (loss) from discontinued operations, net of tax	7,486	6,761	5,252	1,207	3,892	(3,761)	3,914

Net Income (loss) - GAAP	$(4,335)	$8,779	$(10,937)	$(7,528)	$17	$(8,230)	$4,804

Basic net income (loss) per share from:
Continuing operations-GAAP	$(0.12)	$0.02	$(0.14)	$(0.07)	$(0.03)	$(0.04)	$0.01

Discontinued operations-GAAP	$0.07	$0.06	$0.05	$0.01	$0.03	$(0.03)	$0.03

Net Income (loss)-GAAP	$(0.04)	$0.08	$(0.09)	$(0.06)	$0.00	$(0.07)	$0.04

Diluted net income (loss) per share from:
Continuing operations-GAAP	$(0.12)	$0.02	$(0.14)	$(0.07)	$(0.03)	$(0.04)	$0.01

Discontinued operations-GAAP	$0.07	$0.06	$0.05	$0.01	$0.03	$(0.03)	$0.03

Net Income (loss)-GAAP	$(0.04)	$0.08	$(0.09)	$(0.06)	$0.00	$(0.07)	$0.04

Weighted average shares:
Basic	101,487	115,175	116,457	117,275	117,056	116,517	115,097
Diluted	101,487	116,427	116,457	117,275	117,056	116,517	115,732

* Harmonic sold its Cable Access (HFC) business to Aurora Networks effective March 5, 2013

HARMONIC INC.

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS (NON-GAAP)

(Unaudited)

	All periods exclude former Cable Access (HFC) Business *
	Year ended December 31,			Fiscal Quarters of 2012
	2010	2011	2012	Q1	Q2	Q3	Q4
	(In thousands, except per share amounts)
Net revenue	$367,776	$490,874	$476,871	$116,439	$122,060	$120,391	$117,981
Cost of revenue	173,377	229,644	233,012	59,864	61,167	59,806	52,175

Gross profit	194,399	261,230	243,859	56,575	60,893	60,585	65,806

Operating expenses:
Research and development	69,599	92,696	96,476	25,108	23,206	24,136	24,026
Selling, general and administrative	85,321	115,870	117,668	29,144	29,158	28,744	30,622
Amortization of intangibles	—	—	—	—	—	—	—

Total operating expenses	154,920	208,566	214,144	54,252	52,364	52,880	54,648

Income from operations	39,479	52,664	29,715	2,323	8,529	7,705	11,158

Interest and other income (expense), net	297	(140)	222	522	(4)	(36)	(260)

Income from continuing operations before income taxes	39,776	52,524	29,937	2,845	8,525	7,669	10,898

Provision for income taxes	3,029	12,606	7,186	683	2,046	1,841	2,616

Income from continuing operations, net of tax	36,747	39,918	22,751	2,162	6,479	5,828	8,282

Net Income - Non-GAAP	$36,747	$39,918	$22,751	$2,162	$6,479	$5,828	$8,282

Basic net income per share from:
Net Income - Non-GAAP	$0.36	$0.35	$0.20	$0.02	$0.06	$0.05	$0.07

Diluted net income per share from:
Net Income - Non-GAAP	$0.36	$0.34	$0.19	$0.02	$0.06	$0.05	$0.07

Weighted average shares:
Basic	101,487	115,175	116,457	117,275	117,056	116,517	115,097
Diluted	102,512	116,427	117,041	118,134	117,493	116,918	115,732

* Harmonic sold its Cable Access (HFC) business to Aurora Networks effective March 5, 2013

Harmonic Inc.

Revenue Information

(In USD thousands)

All periods exclude former Cable Access (HFC) Business *

	2012 Q1		2012 Q2		2012 Q3		2012 Q4
PRODUCT
Video Processing	52,681	45%	59,300	48%	49,899	41%	57,561	49%
Production and Playout	20,878	18%	20,663	17%	23,786	20%	24,919	21%
Cable Edge	25,939	22%	23,388	19%	24,196	20%	13,113	11%
Services and Support	16,941	15%	18,709	16%	22,510	19%	22,388	19%

Total	116,439		122,060		120,391		117,981

	2012 Q1		2012 Q2		2012 Q3		2012 Q4
GEOGRAPHY
United States	56,218	48%	56,583	46%	50,675	42%	45,398	38%
International	60,221	52%	65,477	54%	69,716	58%	72,583	62%

Total	116,439		122,060		120,391		117,981

	2012 Q1		2012 Q2		2012 Q3		2012 Q4
MARKET
Cable	50,472	43%	53,659	44%	51,302	43%	44,952	38%
Satellite and Telco	25,859	23%	27,870	23%	27,997	23%	26,159	22%
Broadcast and Media	40,108	34%	40,531	33%	41,092	34%	46,870	40%

Total	116,439		122,060		120,391		117,981

	2012 Q1		2012 Q2		2012 Q3		2012 Q4
Top 10 Customers
% of Revenue from top ten customers	44,683	38%	43,491	36%	48,316	40%	33,463	28%
10% Customer			Comcast	17%	Comcast	12%

* Harmonic sold its Cable Access (HFC) business to Aurora Networks effective March 5, 2013

Harmonic Inc.

Financial Highlights & Headcount Information

All periods exclude former Cable Access (HFC) Business *

(In USD millions, except per share amounts)	2012 Q1	2012 Q2	2012 Q3	2012 Q4
Total Net Revenue	$116.4	$122.1	$120.4	$118.0
Gross Margin % - Non-GAAP	48.6%	49.9%	50.3%	55.8%
Gross Margin % - GAAP	43.3%	45.1%	45.6%	50.9%
Operating Expense - Non-GAAP	$54.3	$52.4	$52.9	$54.6
Operating Margin - Non-GAAP	2.0%	7.0%	6.4%	9.5%
EPS - Non-GAAP	$0.02	$0.06	$0.05	$0.07
EPS - GAAP	$(0.06)	$0.00	$(0.07)	$0.04
Bookings	$132.1	$128.5	$111.1	$110.8
Backlog and Deferred (Periods prior to 2012Q4 include Cable Access)	$135.7	$146.0	$137.7	$119.5

	2012 Q1	2012 Q2	2012 Q3	2012 Q4
Number of Headcount	1,097	1,080	1,088	1,081

* Harmonic sold its Cable Access (HFC) business to Aurora Networks effective March 5, 2013

Harmonic Inc.

GAAP to Non-GAAP Net Income (Loss) Reconciliation (Unaudited)

All periods exclude former Cable Access (HFC) Business *

(In thousands, except per share amounts)

	Year ended December 31, 2010			Year ended December 31, 2011			Year ended December 31, 2012
	Gross Profit	Operating Expense	Net Income (Loss) (Continuing Operations)	Gross Profit	Operating Expense	Net Income (Loss) (Continuing Operations)	Gross Profit	Operating Expense	Net Income (Loss) (Continuing Operations)
GAAP	$177,316	$183,817	$(11,821)	$236,816	$235,309	$2,018	$220,532	$238,449	$(16,189)
Cost of revenue related to stock-based compensation expense	2,034	—	2,034	2,912	—	2,912	2,828	—	2,828
Purchase accounting fair value adjustments related to inventory	2,473	—	2,473	—	—	—	—	—	—
Cost of revenue related to severance costs	63	—	63	—	—	—	—	—	—
Research and development expense related to stock-based compensation expense	—	(4,758)	4,758	—	(6,618)	6,618	—	(6,151)	6,151
Research and development expense related to severance costs	—	(47)	47	—	—	—	—	—	—
Selling, general and administrative expense related to stock-based compensation expense	—	(8,199)	8,199	—	(10,798)	10,798	—	(9,449)	9,449
Selling, general and administrative expense related to excess facility costs, severance costs and other non-recurring expenses	—	(4,251)	4,251	—	(409)	409	—	—	—
Selling, general and administrative expense related to anticipated litigation settlement	—	(863)	863	—	—	—	—	—	—
Acquisition costs related to Omneon	—	(5,867)	5,867	—	—	—	—	—	—
Amortization of intangibles	12,513	(4,912)	17,425	21,502	(8,918)	30,420	20,499	(8,705)	29,204
Discrete tax items and adjustments			2,588			(13,257)			(8,691)

Non-GAAP	$194,399	$154,920	$36,747	$261,230	$208,566	$39,918	$243,859	$214,144	$22,751

GAAP net income (loss) from continuing operations per share - basic			$(0.12)			$0.02			$(0.14)

GAAP net income (loss) from continuing operations per share - diluted			$(0.12)			$0.02			$(0.14)

Non-GAAP net income (loss) from continuing operations per share - basic			$0.36			$0.35			$0.20

Non-GAAP net income (loss) from continuing operations per share - diluted			$0.36			$0.34			$0.19

Shares used in per share calculation - basic			101,487			115,175			116,457

Shares used in per share calculation - diluted, GAAP			101,487			116,427			116,457

Shares used in per share calculation - diluted, non-GAAP			102,512			116,427			117,041

* Harmonic sold its Cable Access (HFC) business to Aurora Networks effective March 5, 2013

Harmonic Inc.

GAAP to Non-GAAP Net Income (Loss) Reconciliation (Unaudited)

All periods exclude former Cable Access (HFC) Business *

(In thousands, except per share amounts)

	2012 Q1			2012 Q2
	Gross Profit	Operating Expense	Net Income (Loss) (Continuing Operations)	Gross Profit	Operating Expense	Net Income (Loss) (Continuing Operations)
GAAP	$50,462	$60,345	$(8,735)	$55,081	$58,373	$(3,875)

Cost of revenue related to stock-based compensation expense	753	—	753	764	—	764

Purchase accounting fair value adjustments related to inventory	—	—	—	—	—	—
Cost of revenue related to severance costs	—	—	—	—	—	—
Research and development expense related to stock-based compensation expense	—	(1,655)	1,655	—	(1,650)	1,650
Research and development expense related to severance costs	—	—	—	—	—	—
Selling, general and administrative expense related to stock-based compensation expense	—	(2,259)	2,259	—	(2,169)	2,169
Selling, general and administrative expense related to excess facility costs, severance costs and other non-recurring expenses	—	—	—	—	—	—
Selling, general and administrative expense related to anticipated litigation settlement	—	—	—	—	—	—
Acquisition costs related to Omneon	—	—	—	—	—	—
Amortization of intangibles	5,360	(2,179)	7,539	5,048	(2,190)	7,238
Discrete tax items and adjustments			(1,309)			(1,467)

Non-GAAP	$56,575	$54,252	$2,162	$60,893	$52,364	$6,479

GAAP net income (loss) from continuing operations per share - basic			$(0.07)			$(0.03)

GAAP net income (loss) from continuing operations per share - diluted			$(0.07)			$(0.03)

Non-GAAP net income (loss) from continuing operations per share - basic			$0.02			$0.06

Non-GAAP net income (loss) from continuing operations per share - diluted			$0.02			$0.06

Shares used in per share calculation - basic			117,275			117,056

Shares used in per share calculation - diluted, GAAP			117,275			117,056

Shares used in per share calculation - diluted, non-GAAP			118,134			117,493

* Harmonic sold its Cable Access (HFC) business to Aurora Networks effective March 5, 2013

Harmonic Inc.

GAAP to Non-GAAP Net Income (Loss) Reconciliation (Unaudited)

All periods exclude former Cable Access (HFC) Business *

(In thousands, except per share amounts)

	2012 Q3			2012 Q4
	Gross Profit	Operating Expense	Net Income (Loss) (Continuing Operations)	Gross Profit	Operating Expense	Net Income (Loss) (Continuing Operations)
GAAP	$54,878	$58,897	$(4,469)	$60,111	$60,834	$890

Cost of revenue related to stock-based compensation expense	659	—	659	652	—	652
Purchase accounting fair value adjustments related to inventory	—	—	—	—	—	—
Cost of revenue related to severance costs	—	—	—	—	—	—
Research and development expense related to stock-based compensation expense	—	(1,450)	1,450	—	(1,396)	1,396
Research and development expense related to severance costs	—	—	—	—	—	—
Selling, general and administrative expense related to stock-based compensation expense	—	(2,388)	2,388	—	(2,633)	2,633
Selling, general and administrative expense related to excess facility costs, severance costs and other non-recurring expenses	—	—	—	—	—	—
Selling, general and administrative expense related to anticipated litigation settlement	—	—	—	—	—	—
Acquisition costs related to Omneon	—	—	—	—	—	—
Amortization of intangibles	5,048	(2,179)	7,227	5,043	(2,157)	7,200
Discrete tax items and adjustments			(1,427)			(4,489)

Non-GAAP	$60,585	$52,880	$5,828	$65,806	$54,648	$8,282

GAAP net income (loss) from continuing operations per share - basic			$(0.04)			$0.01

GAAP net income (loss) from continuing operations per share - diluted			$(0.04)			$0.01

Non-GAAP net income (loss) from continuing operations per share - basic			$0.05			$0.07

Non-GAAP net income (loss) from continuing operations per share - diluted			$0.05			$0.07

Shares used in per share calculation - basic			116,517			115,097

Shares used in per share calculation - diluted, GAAP			116,517			115,732

Shares used in per share calculation - diluted, non-GAAP			116,918			115,732

* Harmonic sold its Cable Access (HFC) business to Aurora Networks effective March 5, 2013